Prospectus Supplement

John Hancock Funds II
Supplement dated June 21, 2018 to the current Prospectus, as may be supplemented

John Hancock Natural Resources Fund (the “fund”)

At its in-person meeting held on June 19–21, 2018, the Board of Trustees of John Hancock Funds II approved the closing and liquidation of the fund pursuant to a Plan of Liquidation. As of the close of business on or about October 19, 2018, there are not expected to be any shareholders in the fund, and the fund will be liquidated on such date.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Funds II
Supplement dated June 21, 2018 to the current Statement of Additional Information (“SAI”), as may be supplemented

John Hancock Natural Resources Fund (the “fund”)

At its in-person meeting held on June 19–21, 2018, the Board of Trustees of John Hancock Funds II approved the closing and liquidation of the fund pursuant to a Plan of Liquidation. As of the close of business on or about October 19, 2018, there are not expected to be any shareholders in the fund, and the fund will be liquidated on such date.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.